UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2014

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 18, 2014, Sotherly Hotels Inc., a Maryland corporation (the “Company”), and Sotherly Hotels LP, a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P. (the “Representative”) as representative of the several underwriters listed therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Offering”) of $25.3 million aggregate principal amount of the Operating Partnership’s 7.00% Senior Unsecured Notes due 2019 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. The issuance and sale of the Notes was completed on November 21, 2014.

The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $23.7 million. The Operating Partnership intends to use a portion of the net proceeds from the Offering to repay in full the $19.0 million secured loan, including accrued interest and prepayment premium with Richmond Hill Capital Partners, LP and Essex Equity Joint Investment Vehicle, LLC (the “Bridge Financing”) which carries a 12% yield-to-maturity, as required by the Bridge Financing documents as a result of the Offering, as further described below. The Operating Partnership intends to use the remaining net proceeds from the Offering for general corporate purposes.

The Operating Partnership and the Company made certain customary representations, warranties and covenants concerning the Operating Partnership, the Company and the Registration Statement (as defined below) in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to payments that the Underwriters may be required to make in respect of those liabilities. The Underwriting Agreement contains customary closing and termination provisions.

The Indenture and the Notes

The Notes were issued pursuant to an Indenture, dated as of November 21, 2014 (the “Base Indenture”) among the Operating Partnership, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, dated November 21, 2014 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Operating Partnership, the Company and the Trustee. The Notes will bear interest at a rate equal to 7.00% per year on the principal amount of the Notes. Interest is payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing February 15, 2015.

The Notes will mature on November 15, 2019. The Notes will be redeemable in whole or in part at any time or from time to time on and after November 15, 2017, at a redemption price equal to 101% of the principal amount redeemed plus accrued and unpaid interest to, but not including, the redemption date.

The Notes are not convertible into or exchangeable for the Operating Partnership’s partnership interests or for shares of the Company’s common stock. The Notes are fully and unconditionally guaranteed by the Company.

The Notes have been registered under the Act, pursuant to a registration statement (the “Registration Statement”) on Form S-3 (File Nos. 333-199256 and 333-199256-01) previously filed by the Company and the Operating Partnership with the Securities and Exchange Commission (the “Commission”) under the Act, as supplemented by a preliminary prospectus supplement and a prospectus supplement, each previously filed by the Company and the Operating Partnership with the Commission pursuant to Rule 424(b)(5) under the Act.

The foregoing summary descriptions of the Underwriting Agreement and issuance and sale of the Notes pursuant to the Indenture, including the material terms thereof, do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, which is incorporated by reference hereto as Exhibit 1.2, the Indenture, which is filed herewith as Exhibit 4.8, and the Supplemental Indenture, which is filed herewith as Exhibit 4.9 (and the Form of Note included therein).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

As previously disclosed, on March 26, 2014 the Company entered into the Bridge Financing documents, including a Note Agreement, Guaranty and a Pledge Agreement. The Bridge Financing has a one year term and is subject to a prepayment premium if the loan is prepaid in full or in part prior to March 26, 2015. The completion of the Offering triggers a mandatory repayment of the Bridge Financing and will result in a prepayment premium. The Company expects to use a portion of the net proceeds of the Offering to pay approximately $19,934,167 in connection with the repayment of the Bridge financing, which includes outstanding principal, accrued interest and the prepayment premium.

Item 8.01.	Other Events.

On November 21, 2014, the Company issued a press release announcing the closing of the Offering which press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Exhibits

1.2	Underwriting Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP and Sandler O’Neill & Partners, L.P. as representative of the Underwriters named therein, dated November 18, 2014.

4.8	Indenture by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated November 21, 2014.

4.9	First Supplemental Indenture, by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated November 21, 2014.

4.10	Form of 7.00% Senior Unsecured Note due 2019 (included as Exhibit A to the First Supplemental Indenture).

5.1	Opinion of Baker & McKenzie LLP with respect to the legality of the Notes.

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters.

99.1	Press Release of Sotherly Hotels Inc., dated November 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 21, 2014

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom Chief Operating Officer

Exhibit List

1.2	Underwriting Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP and Sandler O’Neill & Partners, L.P., as representative of the Underwriters named therein, dated November 18, 2014.

4.8	Indenture by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated November 21, 2014.

4.9	First Supplemental Indenture, by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated November 21, 2014.

4.10	Form of 7.00% Senior Unsecured Note due 2019 (included as Exhibit A to the First Supplemental Indenture.)

5.1	Opinion of Baker & McKenzie LLP with respect to the legality of the Notes.

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters.

99.1	Press Release of Sotherly Hotels Inc., dated November 21, 2014.